              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the heading "Experts" and to the use of our report dated July 24, 1996 in the Registration Statement on Form SB-2 (Registration No. _________), the related Prospectus of United Financial Mortgage Corp., and all amendments thereto.



                                                 Craig Shaffer & Associates LTD



                                                 /s/ Craig Shaffer
                                                 ------------------------------
                                                 Craig Shaffer


Palatine, Illinois
April 10, 1997

                              CONSENT OF COUNSEL

     The undersigned hereby consents to the reference to his firm under the caption "Experts" in the Registration Statement.



                                                 /S/ ROBERT S. LUCE
                                             -------------------------
                                                     Robert S. Luce


Palatine, Illinois


April 10, 1997